UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 18, 2021

Postal Realty Trust, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-38903	83-2586114
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

75 Columbia Avenue

Cedarhurst, NY 11516

(Address of Principal Executive Offices) (Zip Code)

(516) 295-7820

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	PSTL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e) On April 28, 2021, the Board of Directors (the “Board”) of Postal Realty Trust, Inc. (the “Company”) amended the Company’s 2019 Equity Incentive Plan (as amended, the “Plan”), subject to the approval of the Company’s stockholders (the “Amendment”). The Amendment revises the Plan to solely provide for an automatic increase annually in the number of shares available for issuance under the Plan (the “Plan Pool”). If approved by the Company’s stockholders, the Plan Pool will equal ten percent (10%) of the Company’s fully diluted shares (including securities convertible into shares of the Company’s Class A common stock, $0.01 par value per share (the “Class A common stock”)) outstanding on the last day of the immediately preceding fiscal year. The remainder of the Plan remains unchanged.

On June 18, 2021, the Company held its 2021 Annual Meeting of Stockholders (the “2021 Annual Meeting”), at which the Company's stockholders approved the Amendment. The Amendment became effective upon such approval of the Company’s stockholders at the 2021 Annual Meeting.

A description of the material terms of the Amendment and the Plan is included in the Company’s definitive proxy statement (the “Proxy Statement”) filed with the Securities and Exchange Commission on April 30, 2021 under the heading “Proposal No. 3. Approval of an Amendment to Our Equity Incentive Plan to Provide for an Automatic Annual Increase in the Number of Shares of Our Class A Common Stock Available for Awards Made Thereunder” and is incorporated herein by reference. A copy of the Amendment, which is attached to the Proxy Statement as Exhibit A, is filed as Exhibit 10.1 to this Form 8-K and is also incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Company held its 2021 Annual Meeting on Friday, June 18, 2021. The proposals considered and approved by stockholders at the 2021 Annual Meeting were the following:

☐	The election of five directors nominated by our Board of Directors, each to serve until the 2022 Annual Meeting and until his or her successor is duly elected and qualifies;

☐	The ratification of the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021; and

☐	The approval of an amendment to the Company’s 2019 Equity Incentive Plan to provide for an automatic annual increase (not to exceed 10% of the Company’s fully diluted shares) in the number of shares of Class A common stock available for awards made thereunder.

Election of Directors

Each of the individuals listed below was duly elected as a director of the Company to serve until the 2022 Annual Meeting of Stockholders or until his or her successor is duly elected and qualifies. Set forth below are the results of the vote for the election of directors:

Name	Votes For	Withheld	Broker Non-Votes
Patrick R. Donahoe	10,607,437	123,095	1,852,247
Barry Lefkowitz	8,069,938	2,660,594	1,852,247
Jane Gural-Senders	8,067,793	2,662,739	1,852,247
Anton Feingold	8,030,536	2,699,996	1,852,247
Andrew Spodek	10,607,448	123,084	1,852,247

Ratification of Independent Registered Public Accounting Firm

A proposal to ratify the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021 was also presented at the 2021 Annual Meeting. Set forth below are the results of the vote for the ratification of the appointment of BDO USA, LLP as the Company’s independent auditor:

Votes For	Votes Against	Abstentions
12,551,099	6,628	25,052

Approval of Amendment to Equity Incentive Plan

A proposal to approve the Amendment (as discussed above) was also presented at the 2021 Annual Meeting. Set forth below are the results of the vote for the Amendment:

Votes For	Votes Against	Abstentions	Broker Non-Votes
6,555,976	4,154,357	20,199	1,852,247

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Amendment No. 2 to the Postal Realty Trust, Inc. 2019 Equity Incentive Plan, effective as of June 18, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POSTAL REALTY TRUST, INC.

Date: June 21, 2021	By:	/s/ Jeremy Garber
	Name:	Jeremy Garber
	Title:	President, Treasurer and Secretary

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